The Bedford Shares of the

Money Market Portfolio

of

The RBB Fund, Inc. (the “Fund”)

Supplement dated March 13, 2009

To Prospectus dated December 31, 2008 (“Prospectus”)

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND
THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN
CONJUNCTION WITH THE PROSPECTUS

The purpose of this Supplement is to provide you with important information regarding expense waivers and/or reimbursements for the Bedford Shares of the Fund’s Money Market Portfolio (the “Portfolio”). In response to current market conditions, BlackRock Institutional Management Corporation (the “Adviser”) and PFPC Distributors, Inc. (the “Distributor”) have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to maintain a minimum annualized net yield of at least 0.00% with respect to the Bedford Shares of the Portfolio. Effective March 13, 2009, footnotes 1 and 2 to the Annual Portfolio Operating Expenses table on page 7 of the Prospectus are hereby deleted and replaced with the following:

1. Management fees include investment advisory and administration fees. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2008. The Adviser expects that it will continue to voluntarily waive a portion of these fees and/or reimburse expenses such that Total Annual Portfolio Operating Expenses (excluding Distribution and Service (12b-1) Fees) do not exceed 0.25% through the fiscal year ending August 31, 2009, but may terminate this arrangement at any time. The Portfolio’s service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during these fiscal years. Effective March 13, 2009, the Distributor has agreed to voluntarily waive a portion of the Distribution and Service (12b-1) Fees to the extent necessary to maintain a minimum annualized net yield of at least 0.00%. After these fee waivers and/or reimbursements, the Portfolio’s Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and ordinary Total Annual Portfolio Operating Expenses are not expected to exceed:

Management Fees	0.16%
Distribution and Service (12b-1) Fees	0.30%
Other Expenses	0.09%

Total Annual Portfolio Operating Expenses	0.55%

2. Distribution and Service (12b-1) Fees reflect fees incurred by the Portfolio during the fiscal year ended August 31, 2008. The Portfolio may pay the Distributor up to a maximum of 0.65% of the average daily net assets of the Bedford Class under the Portfolio’s distribution plan during the current fiscal year. The Distributor may voluntarily waive these fees at its discretion. As described in footnote 1 above, the Distributor has voluntarily agreed to waive a portion of these fees. This waiver is voluntary and may be changed or terminated by the Distributor at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE